GOLDMAN SACHS TRUST

Goldman Sachs Municipal Fixed Income Funds

Class A, B, C, Institutional and Service Shares of

Goldman Sachs High Yield Municipal Fund

Supplement dated July 29, 2008 to the
Prospectuses dated July 29, 2008

The High Yield Municipal Fund is currently open for investment by new investors.

The first through third sentences of the fifth paragraph of the section “Fund Investment Objectives and Strategies — Goldman Sachs High Yield Municipal Fund — Principal Investment Strategies” are deleted and replaced with the following:

Recognizing that the high-yield municipal market may consist of a limited number of attractive investment opportunities at any one time, the Investment Adviser may close the Fund to new investors from time to time or for extended periods of time, at its discretion. A closure of the Fund generally would not preclude existing shareholders of the Fund from purchasing or redeeming Fund shares, although the Investment Adviser reserves the right to close the Fund to additional purchases by existing Fund shareholders in its discretion.

The fourth and fifth paragraphs of the section “HOW TO BUY SHARES — What Else Should I Know About Share Purchases?” in the Shareholder Guide, are deleted in their entirety.

The seventh paragraph of the section section “HOW TO BUY SHARES — What Else Should I Know About Share Purchases?” in the Shareholder Guide is deleted and replaced with the following:

The Trust and Goldman Sachs reserve the right to close the High Yield Municipal Fund at a future date without prior notice.

This Supplement should be retained with your Prospectuses for future reference.

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